                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   July 24, 1998
                                                 ------------------------

                                  ANERGEN, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


DELAWARE                                   000-19454                  77-0183594
----------------------------              ------------       -------------------
(State or other jurisdiction              (Commission              (IRS Employer
of incorporation)                         File Number)       Identification No.)



301 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                              94063
---------------------------------------------                         ----------
(Address of principal executive offices)                              (Zip Code)



Registrant?s telephone number, including area code    (650) 361-8901
                                                  ---------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.        OTHER EVENTS

        On July 16, 1998, Registrant merged (the "Merger") with and into Anergen, Inc., a California corporation ("Anergen California"), with Registrant being the surviving corporation for the purpose of effecting a change of domicile from California to Delaware. Pursuant to Regulation 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Common Stock of Registrant issued in the Merger are deemed to be registered pursuant to
Section 12(g) of the Exchange Act. In addition, Registrant has assumed all registration statements and reports filed by Anergen California under the either the Exchange Act or the Securities Act of 1933, as amended.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 24, 1998             ANERGEN, INC.



                                     /s/ DAVID SMITH
                                     -------------------------------------------
                                     David Smith,
                                     Vice President, Finance and Chief Financial
                                     Officer

                                EXHIBIT INDEX



Exhibit Number                  Description
--------------                  --------------------------------------------
2.1                             Agreement and Plan of Merger of Anergen, Inc.,
                                a Delaware Corporation, and Anergen, Inc., a
                                California Corporation

4.1                             Certificate of Incorporation of Anergen
                                Delaware